SMITH BARNEY WORLD FUNDS, INC.

Supplement dated June 12, 1998
to the Prospectuses dated February 27, 1998

The following information supplements, and to the extent inconsistent therewith, replaces the information contained in the Prospectuses.

Effective immediately, Class C shares will be renamed Class L shares. Effective June 15, 1998, Class L shares will be sold at net asset value per share plus a maximum initial sales charge of 1.00%.

Class L Share Expenses:

The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a Class L shareholder of the Portfolios shown below, based on the maximum sales charge and maximum contingent deferred sales charge ("CDSC") that may be incurred at the time of purchase or redemption and each Portfolio's operating expenses for its most recent fiscal year:


Emerging
Markets

European

Global
Government Bond

International
Balanced

International
Equity

Pacific

Shareholder Transaction Expenses


Maximum sales charge imposed
on purchases (as a percentage
of offering price)

1.00%
1.00%
1.00%
1.00%
1.00%
1.00%

Maximum CDSC (as a percentage
of original cost or
redemption proceeds, whichever is
lower)

1.00%
1.00%
1.00%
1.00%
1.00%
1.00%

Annual Portfolio Operating Expenses
(as a percentage of average net
assets)


Management fees

1.00%
0.85%
0.75%
0.85%
0.85%
0.85%

12b-1 fees+

1.00
1.00
0.70
1.00
1.00
1.00

Other expenses

0.86
0.69
0.24
0.66
0.27
2.59

TOTAL FUND OPERATING EXPENSES

2.86%
2.54%
1.69%
2.51%
2.12%
4.44%

EXAMPLE

    The following example is intended to assist an investor in understanding the various costs that an investor in Class L shares of the Portfolios shown below will bear directly or indirectly. The example assumes payment by each Portfolio of operating expenses at the levels set forth in the preceding table. See "Purchase of Shares,"
"Redemption of Shares" and "Management of the Fund" in the accompanying Prospectus for more information.


Emerging
Markets

European

Global
Government Bond

International
Balanced

International Equity

Pacific

An investor would pay the following
expenses
on a $1,000 investment, assuming (1)
5.00% annual return and (2) redemption
at the end of
each time period:


1 year

  $ 49
  $ 45
  $ 37
  $ 45
  $ 41
  $ 64

3 years

  108
   98
   73
   97
   86
  153

5 years

   169
   154
   111
   152
   133
   243

10 years

    335
    305
    218
    302
    263
    472

An investor would pay the following
expenses
on the same investment, assuming the
same
annual return and no redemption:



1 year

  $ 39
  $ 35
  $ 27
  $ 35
  $ 31
  $ 54

3 years

   98
   88
   63
   87
   76
  143

5 years

   159
   144
   101
   142
   123
   233

10 years

   325
   295
   208
   292
   253
   462

The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, each Portfolio's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.


Purchase of Shares:
Until June 25, 1999 purchases of Class L shares by investors who were holders of Class C shares of any Smith Barney Mutual Fund on June 12,1998 will not be subject to the 1% front-end sales charge.

+ Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.




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